LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2000

Seeks long-term capital appreciation

KEMPER
CONTRARIAN FUND

  "... Our conservative, risk-averse, value style was at total variance with the market. Investment dollars poured into companies with the highest price-to-earnings ratios and those with no earnings at all. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
18
NOTES TO FINANCIAL STATEMENTS

AT A GLANCE


 KEMPER CONTRARIAN FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 KEMPER CONTRARIAN FUND      KEMPER CONTRARIAN FUND      LIPPER LARGE-CAP VALUE
KEMPER CONTRARIAN FUND CLASS A                           CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
------------------------------                   ----------------------      ----------------------      -----------------------
-2.95                                                     -3.22                       -3.11                       2.37

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    5/31/00   11/30/99
 ..........................................................
    KEMPER CONTRARIAN FUND CLASS A   $17.08    $19.75
 ..........................................................
    KEMPER CONTRARIAN FUND CLASS B   $17.04    $19.68
 ..........................................................
    KEMPER CONTRARIAN FUND CLASS C   $17.07    $19.68
 ..........................................................

 KEMPER CONTRARIAN FUND
 LIPPER RANKINGS AS OF 5/31/00

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER LARGE-CAP VALUE FUNDS CATEGORY*

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #331 of 337 funds     #333 of 337 funds     #332 of 337 funds
 ....................................................................................
    3-YEAR       #217 of 225 funds     #218 of 225 funds     #219 of 225 funds
 ....................................................................................
    5-YEAR       #139 of 148 funds            N/A                   N/A
 ....................................................................................
    10-YEAR       #51 of 55 funds             N/A                   N/A
 ....................................................................................

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, KEMPER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                    CLASS A               CLASS B               CLASS C
 ..................................................................................................
    INCOME DIVIDEND                  $0.19                 $0.12                 $0.11
 ..................................................................................................
    SHORT-TERM CAPITAL GAIN          $0.76                 $0.76                 $0.76
 ..................................................................................................
    LONG-TERM CAPITAL GAIN           $1.04                 $1.04                 $1.04
 ..................................................................................................

TERMS TO KNOW
YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitali-zation relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER- TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED KEMPER
                           CONTRARIAN FUND IN THE LARGE VALUE CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

BEAR MARKET The opposite of a bull market, a bear market is a prolonged period of falling prices, usually by 20 percent or more, accompanied by widespread pessimism.

BOTTOM-UP STOCK SELECTION Individual stock selection drives the bottom-up process. The overall sector allocation results from the individual stock decisions. In contrast, a top-down approach begins with a determination of how much should be invested in each market sector; stocks are then selected to meet the predetermined sector allocations.

PRICE-TO-EARNINGS RATIO A price-to-earnings ratio, often referred to as "P/E" or a "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

VALUATION The level at which an asset or company is trading, or the analytical technique used to determine the value of an asset or a company.

ECONOMIC OVERVIEW

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER,

When an irresistible force such as the ebullient U.S. economy meets an immovable object, such as a determined Federal Reserve Board, the old song is right:
Something's gotta give. One possibility -- the economy could slow down as the Fed has ordered. Or, if market volatility becomes true distress, the Fed could back off, as it has in the past. A third possibility is that neither the Fed nor the economy will give way until it's too late, which could lead to a recession. Recent evidence suggests, however, that the economy probably will slow down as ordered.

  Before explaining why, perhaps it's best to start with a review of how monetary policy works. Central bankers often sound like witch doctors reading animal entrails, so it's understandable that many people are confused about monetary policy. But monetary policy still works in the same way it always has. First, it changes the price and availability of money. More subtly, it alters people's perceptions about and confidence in the future, thereby adjusting their willingness to take risks.

  It's a bit early to tell how the Fed's monetary policy is working so far. The policymakers only started raising interest rates about a year ago, and it takes at least that long for higher rates to impact borrowers. There are two reasons. First, interest rates on many existing loans are fixed. And, a family who has just selected a dream house isn't going to walk away if mortgage rates rise a notch. Similarly, a company that has just approved an expansion program won't stop cold because the prime rate is higher. So it's foolish to think that America's economy has become less interest-sensitive because the economy roared through the first several months of this year. Americans are more in hock than ever, so higher interest rates will hurt more than ever. The May dip in housing starts and auto sales -- especially the higher priced, gas guzzling sport utility vehicles -- is probably the first sign that higher rates are biting. They will bite harder in coming months. We look for both housing starts and vehicle sales to drop about 10 percent in 2001.

  Confidence is harder to measure, but there are some early flutters of weakness. It's true that consumers remain cheerily upbeat. But corporate bond markets, the most sensitive barometer of business confidence and a vital source of corporate funds, have been nervous. Investors are demanding a big premium before they'll buy lower quality bonds, which means there's less new money for companies to spend. Corporate bond issuance through mid-June was 35 percent below the first five and a half months of 1999.

  So far, companies have been able to get around the bond market stinginess by turning to their bankers. Banks lent businesses 8 percent more from January through May of this year than they did during the first five months of 1999. But some banks are beginning to worry, too. Bank examiners have been questioning the quality of loans and the level of reserves. In response, more bankers are tightening lending standards and raising rates. This is a textbook case of how tighter monetary policy eventually slows an economy.

  Aren't bond market and banker concerns overdone? As long as the economy keeps growing at 3 percent or so, won't that guarantee such good profits that paying the bills will be a cinch? Not necessarily. Profits are far more cyclical than economic growth. Earnings actually fell during 1998, even though the economy continued to roll. That was a global crisis, when foreign earnings fell sharply. But take a look at the last "soft landing" during 1995. Revenue growth dipped and pricing power fell, squeezing profits. The same thing is likely to happen again in the coming slowdown -- and this time, tight labor markets could make it even tougher for companies to control costs quickly. Assuming growth is between
2.5 percent and 3 percent by the end of 2001, we believe year-over-year profit comparisons will have turned slightly negative.

  A profit slowdown when new lines of credit are hard to come by will take its toll on capital spending. We expect growth in business outlays for buildings and equipment to slip from over 12 percent this year to around 8 percent in 2001. That's still quite robust, and the "high-tech imperative" is the reason why. Executives believe that they have no option but to keep up with the technological revolution that is transforming the world. The fact that high-tech gear keeps getting cheaper year after year and also helps save on expensive labor makes the decision to buy it easy. Indeed, unit sales of computers and peripherals to businesses have sustained growth rates in excess of 40 percent since 1995. And the rush is on to lay down the infrastructure for the next generation of wireless communications. We estimate that the sector will see unit growth of about 50 percent this year, double the growth in 1999. It's hard even for superstars to sustain these stratospheric

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (5/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.40                   6.00                   5.50                   5.60
Prime rate (2)                                  9.50                   8.50                   7.75                   8.50
Inflation rate (3)*                             3.00                   2.60                   2.30                   1.50
The U.S. dollar (4)                             4.30                  -0.70                  -0.90                   6.40
Capital goods orders (5)*                      17.00                  12.30                   2.50                  14.50
Industrial production (5)*                      6.10                   3.70                   2.90                   5.20
Employment growth (6)                           2.60                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 4/30/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

compound growth rates forever, and we do expect some moderation next year. However, high-tech orders continue to ratchet upwards, and the shortage in semiconductors and other components has persisted long enough to cause major players to announce huge capacity additions.

  Another battle the Fed must win before it succeeds in slowing the economy is bringing consumers to heel. Most families still feel better off than they were last year and much richer than they were five years ago. That's a powerful incentive to spend and enjoy. Indeed, total real consumption has been galloping at a 5 percent rate or better since early 1998. But consumers are so important to the economy that if they don't start spending less freely, there won't be a slowdown. We expect the Fed to be successful and slow down shoppers in the months ahead -- but the victory won't be an easy one. We expect at least one more rate hike and a few more financial fireworks before consumers and the economy hoist the white flag.

  So what will the slowdown look like? During the spring, retail sales, housing starts and job creation slowed, but strength in high tech orders and capital equipment production probably will help keep the slowdown from becoming too abrupt. We expect about 3.5 percent growth in the second half. That would still produce a hearty 5 percent growth for full year 2000. During 2001, the full impact of the Fed's recent tightening will probably rein growth in to just 3 percent.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JUNE 29, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[SASSI PHOTO]
THOMAS SASSI IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR OF BUSINESS ADMINISTRATION DEGREE IN MANAGEMENT AND ECONOMICS AND A MASTER OF BUSINESS ADMINISTRATION DEGREE IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS MORE THAN 25 YEARS OF EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT.

[GASKIN PHOTO]
FREDERICK L. GASKIN IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, INC. AND A PORTFOLIO MANAGER OF KEMPER CONTRARIAN FUND. GASKIN RECEIVED A BACHELOR'S DEGREE IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND A MASTER OF BUSINESS ADMINISTRATION FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY. HE HAS NEARLY 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

                             WILD SWINGS IN THE STOCK MARKET EFFECTIVELY DIVIDED THIS SEMIANNUAL PERIOD IN HALF. DURING THE FIRST HALF, INVESTORS TURNED A BLIND EYE TOWARD FUNDAMENTALS, CHOOSING INSTEAD TO FUEL THE FIRE IN TECHNOLOGY STOCKS AND OTHER HIGH-PRICED "NEW-ECONOMY" NAMES. A HISTORICALLY PRECIPITOUS DROP IN THE NASDAQ IN MARCH DOUSED THE FIRE AND GAVE RISE TO BROADER, MORE VALUE-ORIENTED INVESTMENT OPPORTUNITIES IN THE SECOND HALF. KEMPER CONTRARIAN FUND WAS UNABLE TO RECOVER LOST GROUND, HOWEVER, DESPITE STRONGLY POSITIVE RETURNS IN THE PERIOD'S FINAL MONTHS.

Q     WILL YOU PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE PERIOD,
HIGHLIGHTING CHALLENGES OR BENEFITS TO FUND MANAGEMENT AND PERFORMANCE?

A     Trends that were in evidence early in the second half of 1999 continued to characterize the market during the first three months of the semiannual period. Primarily, we were dealing with a two-tiered market in which a very narrow band of stocks -- mostly technology, media and telecommunications (TMT) companies -- tended to post robust gains, while the vast majority of stocks outside these sectors were mired in a bear market (see Terms To Know, on page
2). Major market indices, such as the Dow Jones Industrial Average and the Nasdaq, which are heavily weighted in TMT names, climbed to all-time highs, despite the fact that their component stocks generally did less well than the averages and most U.S. equities declined. This something we've seen only once before in the U.S. equity markets in the past three decades.

  In the new market paradigm, it seemed investors were ever willing to pay inordinately high prices for the so-called new-economy stocks. By the end of the first half of the period, it seemed TMT was the only place to be. But valuations for most of these stocks were at extremes, providing little opportunity for value investors. Indeed, our conservative, risk-averse, value style was at total variance with the market. Investment dollars poured into companies with the highest price-to-earnings (P/E) ratios (see Terms To Know, page 2) and those with no earnings. As one observer aptly put it, "Blue chips took a backseat to poker chips."

  A cornerstone of the contrarian investment philosophy is that, despite the extremes to which human emotion may drive stocks or industry sectors from time to time, the market as a whole is rational and will revert to the mean over time. Theory became practice when the Nasdaq collapsed in March. This was an important inflection point in the period, after which the market became much more broad-based. Perhaps most important, the correction in TMT stocks created greater opportunities for value investing than we have seen in the past 18 months, during which the markets have been particularly inhospitable to contrarians.

Q     HOW DID THE FUND PERFORM IN THIS EXTRAORDINARY MARKET ENVIRONMENT?

A     The rotation created a dramatic difference in the comparative performance of the fund between the first and second halves of the period. December began with

PERFORMANCE UPDATE

extremely weak performance, which persisted, albeit less dramatically, through February. The fund regained its footing in March and made strides through April and May. The strongly positive rates of return during these months, however, were not enough to offset earlier losses, and Kemper Contrarian Fund ended the six-month period down 2.95 percent (class A Shares, unadjusted for sales charge). The fund underperformed both its benchmark, the Standard & Poor's 500, and its peers in the Lipper Large-Cap Value Funds category. These returned 2.28 percent and 2.37 percent, respectively.

  Our goal, of course, is to outperform both the fund's benchmark and its peers. After eight years of excellent performance, we are indeed disappointed with our results during this period. Our disappointment is somewhat tempered, however, by our conviction in the efficacy of our investment discipline over time. We adhere to that discipline strictly, regardless of market conditions. And we resist the temptation to prop up performance in the short run by bending the rules, a common practice in the mutual fund industry, where the competition is stiff. Some fund managers do it by including hot stocks that don't quite meet investment criteria. Over time, this can result in "style drift," or straying from the fund's true objectives. Others practice what's commonly called "closet indexing": they purchase stocks held by the index in approximately the same proportions to keep pace with performance.

  We know that our adherence to principle may have clipped returns in the short run by keeping us out of the high-flying technology sector. But we are confident in the time-tested validity of our approach and believe wholeheartedly that it will result in the greatest value for shareholders.

Q     WILL YOU DESCRIBE YOUR INVESTMENT DISCIPLINE?

A     We follow a "bottom-up" approach (see Terms To Know, on page 2). The basis of our strategy is thorough analysis of individual stocks. Industry sector weightings are simply a result of the stock selection.

  We look for quality companies that are out of favor with investors for one reason or another and that have strong fundamentals and potential for growth. We seek stocks with lower price-to-earnings ratios, higher dividend yields and faster earnings and dividend growth rates than the respective market averages.

  There is generally less risk in contrarian investing than in other styles or disciplines. When you invest in a healthy company whose stock price is temporarily depressed, there is greater potential for a high rate of return if earnings revert to historical levels.

Q     PLEASE PROVIDE AN EXAMPLE OF HOW THE DISCIPLINE WORKS?

A     Absolutely. Minnesota Mining & Manufacturing, better known as "3M," is a classic example. The company is a major manufacturer serving industrial, commercial health care and consumer markets around the world. In 1998, the company reported disappointing earnings in consecutive quarters, due primarily to economic problems in Asia and South America, where the company has interests. Research showed the company to have a long track record of consistent earnings, low debt and other favorable fundamentals. In addition, the company had solid prospects for future growth. Yet the emotional overreaction of investors to the news drove the stock's price down significantly.

  We believed the company would quickly overcome these problems and revert to historical earnings trends. We purchased the stock at a bargain. In the two years since, ongoing economic recovery in those regions have helped the stock recover from previous losses and climb higher still. During the period, we reduced our 3M holdings on price strength.

Q     WERE THERE ANY OTHER NOTABLE CHANGES TO THE PORTFOLIO?

A     In addition to 3M, we took profits on Atlantic Richfield after it was acquired by BP Amoco. In terms of new purchases, we established a position in Diebold, the nation's leading provider of automatic teller machines. The stock price had dropped nearly in half after the company reported disappointing earnings and concerns arose regarding the long-term growth prospects in the ATM business. We saw the first real opportunity since 1995 to buy this century-old company with a long track record of earnings performance and a healthy balance sheet. We seized the opportunity to significantly add to our position in Diebold and two other stocks with strong fundamentals that also had suffered price declines: Becton, Dickenson, a health care company; and Equifax, a consumer and commercial credit information and operations services provider.

PERFORMANCE UPDATE

Q     PHILIP MORRIS, THE FUND'S THIRD-LARGEST HOLDING, SEEMS TO BE A PERENNIAL
LIGHTENING ROD FOR CONTROVERSY. CAN YOU ELUCIDATE THE STOCK'S POSITIVE ATTRIBUTES AND EXPLAIN WHY THE FUND CONTINUES TO OWN IT?

A     There is no doubt that the company's main product, tobacco, is controversial. And the persistent onslaught of political, legislative and legal challenges because of it recently has driven the stock's price down to historical lows, along with those of some other industry leaders. Although we reduced our holdings in 1999, Philip Morris is the only tobacco company we currently own.

  We have continued to hang on to the stock because it remains fundamentally strong: Company management is astute; its interests are diverse; and it has demonstrated an ability to grow earnings and dividends despite extreme adversity. Even when the stock's price had dropped to $19 per share, the company was paying a dividend yield of 10 percent. While we recognize and appreciate the downside of owning the company, we believe that it will provide rewards to our shareholders over time.

Q     WHAT IS YOUR OUTLOOK FOR INVESTING?

A     It is likely that the Federal Reserve will continue to raise interest rates and that the economy will decelerate as a result. The average, so-called old-economy stock has already more than discounted the likelihood of this happening. Not so, we believe, for the new-economy stocks, which are likely to be further depressed.

  In any case, we believe that the market is beginning to broaden. Investors have begun to see that TMT stocks are not invulnerable, as once they may have seemed to be. As I said earlier, the market may be extreme and emotional in the short run, but logic and rationalism eventually prevail. History has shown that to be true, which is why we believe that the collapse of the Nasdaq in March will prove to be a watershed event in modern stock market history.

  Look at the "consensus markets" of the past. Generally when a single sector has dominated -- the "Nifty 50" in 1972, energy in 1980 or personal computers in 1983, for example -- the upside was greater than anyone had anticipated. And each time, the downside proved more extreme and long-lasting than anyone thought possible. After their initial fall, the former leadership stocks entered a bear market, and investors returned to the broader market with an eye toward quality and quantitative analysis.

  While there isn't a direct parallel, we believe that to some extent history will repeat itself. The market recently has shown little tolerance for disappointing earnings. We believe that, good companies will begin to shrug off bad news and recover more quickly. Also, we look for some of the less well-known or highly publicized names, many of which have fared poorly in recent years, to begin to outperform some of today's leaders. But we don't expect technology stocks to fade from the public consciousness. Technology is still a growth industry with tremendous upside potential.

Q     DO YOU HAVE ANY CLOSING COMMENTS?

A     Kemper Contrarian Fund is well positioned in quality companies with low valuations (see Terms To Know, on page 2), high current income and earnings growth prospects that are well above the averages. We will continue to try to upgrade the quality of the portfolio when we can, while maintaining a low median P/E and a high current yield.

  We remind our shareholders that the markets tend to change quickly and often radically, and that relative fund performance can change just as quickly. It's our belief that patience and a commitment to disciplined investing will be rewarded in time. Kemper's tag line, "Long-term investing in a short-term world," isn't just advertising. Our eyes are always on the horizon, which is where we urge our shareholders to keep theirs firmly fixed as well.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
Data shows the percentage of the common stocks in the portfolio that each sector represented on May 31, 2000, and on November 30, 1999.
[BAR GRAPH]

                                                                 KEMPER CONTRARIAN FUND ON          KEMPER CONTRARIAN FUND ON
                                                                          5/31/00                            11/30/99
                                                                 -------------------------          -------------------------
Finance                                                                    26.80                              27.90
Consumer nondurables                                                       24.40                              27.20
Capital goods                                                              19.90                              19.90
Health care                                                                 8.30                               4.80
Energy                                                                      6.50                               5.60
Technology                                                                  5.70                               3.50
Other                                                                       4.60                               7.00
Transportation                                                              2.00                               2.50
Communication services                                                      1.00                               0.00
Basic materials                                                             0.80                               1.60

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
Data shows the percentage of the common stocks in the portfolio that each sector of the Kemper Contrarian Fund represented on May 31, 2000, compared with the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 stock index.
[BAR GRAPH]

                                                                 KEMPER CONTRARIAN FUND ON
                                                                          5/31/00                   S & P 500 INDEX ON 5/31/00
                                                                 -------------------------          --------------------------
Finance                                                                    26.80                              12.90
Consumer nondurables                                                       24.40                              18.40
Capital goods                                                              19.90                               8.10
Health care                                                                 8.30                              10.20
Energy                                                                      6.50                               5.30
Technology                                                                  5.70                              32.30
Other                                                                       4.60                               0.00
Transportation                                                              2.00                               0.60
Communication services                                                      1.00                               7.30
Basic materials                                                             0.80                               2.30
Utilities                                                                   0.00                               2.60

* THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
Representing 31.8 percent of the fund's total investment portfolio on May 31, 2000.

             HOLDINGS                                 DESCRIPTION              PERCENT
--------------------------------------------------------------------------------------

1.           FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae,"    4.3%
             ASSOCIATION (FNMA)            this is a private corporation
                                           federally chartered to provide
                                           financial products and services
                                           that increase the availability and
                                           affordability of housing to low-,
                                           moderate-, and middle-income
                                           Americans.
--------------------------------------------------------------------------------------

2.           FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie         3.9%
             CORP. (FHLMC)                 Mac," this corporation provides
                                           for the transfer of capital
                                           between mortgage lenders and
                                           mortgage security investors,
                                           enabling mortgage lenders to
                                           provide a continuous flow of funds
                                           to borrow.
--------------------------------------------------------------------------------------

3.           PHILIP MORRIS                 The largest cigarette maker in the    3.5%
                                           United States. Through its Miller
                                           Brewing subsidiary, it is also the
                                           country's second-largest brewer.
                                           This company is also a major
                                           branded food producer through its
                                           Kraft Foods subsidiaries.
--------------------------------------------------------------------------------------

4.           DIEBOLD                       The company is the leading            3.1%
                                           producer of automated teller
                                           machines (ATMs) in the U.S. In
                                           addition, Diebold sells other
                                           products designed to automate and
                                           extend the availability of banking
                                           services.
--------------------------------------------------------------------------------------

5.           FIRST UNION                   The bank has nearly 2,000 branches    3.0%
                                           in 12 U.S. states and Washington,
                                           D.C. It also offers investment
                                           products, such as mutual funds,
                                           corporate finance, home equity
                                           lending (through its Money Store
                                           unit) and insurance products.
--------------------------------------------------------------------------------------

6.           SONOCO PRODUCTS               Engaged in the manufacture of         2.9%
                                           paper and converted paper products
                                           for sale principally to other
                                           manufacturers.
--------------------------------------------------------------------------------------

7.           BECTON, DICKINSON             The company's subsidiary, Medical     2.9%
                                           Systems is a global leader in the
                                           manufacture of syringes and other
                                           diabetes care, infusion therapy
                                           and drug injection products. The
                                           company's other divisions
                                           manufacture microbiology products,
                                           cellular analysis systems, test
                                           kits and consumer health care
                                           products.
--------------------------------------------------------------------------------------

8.           EQUIFAX                       Equifax, Inc. is engaged in           2.8%
                                           operations including consumer and
                                           commercial credit information
                                           services, payment services,
                                           software, modeling, analytics,
                                           consulting and direct-to-consumer
                                           services.
--------------------------------------------------------------------------------------

9.           MAY DEPARTMENT STORES         The retailer operates                 2.7%
                                           approximately 400 department
                                           stores throughout the U.S. under
                                           11 names, including: Lord &
                                           Taylor, Filene's, Robinsons-May,
                                           and L.S. Ayres. The company
                                           primarily sells designer-label
                                           apparel, shoes, cosmetics and home
                                           furnishings.
--------------------------------------------------------------------------------------

10.          EMERSON ELECTRONICS           Emerson Electronics Company is        2.7%
                                           engaged principally in the
                                           worldwide design, manufacture and
                                           sale of a broad range of
                                           electrical, electromechanical and
                                           electronic products and systems.
--------------------------------------------------------------------------------------

* THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER CONTRARIAN FUND
Portfolio of Investments at May 31, 2000 (Unaudited)

    REPURCHASE AGREEMENTS--4.6%                                                           PRINCIPAL AMOUNT      VALUE
                                             State Street Bank and Trust Company, dated
                                               05/31/00 at 6.37%, to be repurchased at
                                               $10,048,778 on 06/01/00 (a) (Cost
                                               $10,047,000)                               $10,047,000        $ 10,047,000
                                             --------------------------------------------------------------------------------
    COMMON STOCKS--95.4%                                                                  NUMBER OF SHARES


    CONSUMER DISCRETIONARY--7.0%
    DEPARTMENT & CHAIN STORES--5.0%
                                             J.C. Penney Co., Inc.                            149,600           2,711,500
                                             May Department Stores                            192,750           5,794,547
                                             Sears, Roebuck & Co.                              60,000           2,216,250
                                             --------------------------------------------------------------------------------
                                                                                                               10,722,297

    HOME FURNISHINGS--2.0%
                                             Newell Rubbermaid, Inc.                          166,300           4,365,375
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--14.6%
    ALCOHOL & TOBACCO--3.5%
                                             Philip Morris Companies, Inc.                    286,100           7,474,363
                                             --------------------------------------------------------------------------------

    FOOD & BEVERAGE--5.6%
                                             Albertson's, Inc.                                 75,000           2,746,875
                                             H.J. Heinz, Co.                                  115,500           4,526,156
                                             Sara Lee Corp.                                   266,100           4,789,800
                                             --------------------------------------------------------------------------------
                                                                                                               12,062,831

    PACKAGE GOODS/ COSMETICS--3.2%
                                             International Flavors & Fragrances, Inc.          72,200           2,454,800
                                             Unilever NV (New York Shares)                     90,178           4,582,170
                                             --------------------------------------------------------------------------------
                                                                                                                7,036,970

    TEXTILES--2.3%
                                             VF Corp.                                         176,800           5,071,950
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    DURABLES--3.9%
    AEROSPACE--1.7%
                                             United Technologies Corp.                         60,000           3,626,250
                                             --------------------------------------------------------------------------------

    AUTOMOBILES--2.2%
                                             Dana Corp.                                        80,000           2,065,000
                                             Ford Motor Co.                                    55,000           2,670,938
                                             --------------------------------------------------------------------------------
                                                                                                                4,735,938
-----------------------------------------------------------------------------------------------------------------------------

    ENERGY--6.5%
    OIL & GAS PRODUCTION
                                             BP Amoco PLC                                      66,914           3,638,446
                                             Exxon Mobil Corp.                                 62,000           5,165,375
                                             Texaco, Inc.                                      92,300           5,301,481
                                             --------------------------------------------------------------------------------
                                                                                                               14,105,302
-----------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--26.8%
    BANKS--13.5%
                                             Bank of America Corp.                             90,000           5,000,625
                                             First Union Corp.                                183,900           6,470,981
                                             KeyCorp                                          244,000           5,124,000
                                             PNC Bank Corp.                                    50,000           2,518,750
                                             Wachovia Corp.                                    40,000           2,765,000
                                             Washington Mutual, Inc.                          186,820           5,371,075
                                             Wells Fargo Co.                                   40,000           1,810,000
                                             --------------------------------------------------------------------------------
                                                                                                               29,060,431

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                          NUMBER OF SHARES      VALUE

    INSURANCE--5.2%
                                             Allstate Corp.                                   162,600        $  4,308,900
                                             American General Corp.                            37,400           2,395,938
                                             Chubb Corp.                                       64,300           4,501,000
                                             --------------------------------------------------------------------------------
                                                                                                               11,205,838

    OTHER FINANCIAL COMPANIES--8.1%
                                             Federal Home Loan Mortgage Corp.                 187,000           8,321,500
                                             Federal National Mortgage Association            153,000           9,199,125
                                             --------------------------------------------------------------------------------
                                                                                                               17,520,625
-----------------------------------------------------------------------------------------------------------------------------

    HEALTH--8.3%
    MEDICAL SUPPLY & SPECIALTY--2.9%
                                             Becton, Dickinson & Co.                          215,000           6,275,313
                                             --------------------------------------------------------------------------------

    PHARMACEUTICALS--5.4%
                                             Abbott Laboratories                              132,800           5,403,300
                                             Bristol-Myers Squibb Co.                          40,000           2,202,500
                                             Johnson & Johnson, Inc.                           21,000           1,879,500
                                             Merck & Co., Inc.                                 30,000           2,238,750
                                             --------------------------------------------------------------------------------
                                                                                                               11,724,050
-----------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--1.0%
    TELEPHONE/COMMUNICATIONS
                                             BellSouth Corp.                                   22,000           1,027,125
                                             SBC Communications, Inc.                          25,000           1,092,188
                                             --------------------------------------------------------------------------------
                                                                                                                2,119,313
-----------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.8%
    PRINTING/PUBLISHING
                                             Equifax, Inc.                                    218,000           6,035,875
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--16.0%
    CHEMICALS--1.9%
                                             E.I. du Pont de Nemours & Co.                     41,300           2,023,700
                                             Praxair, Inc.                                     48,500           2,037,000
                                             --------------------------------------------------------------------------------
                                                                                                                4,060,700

    CONTAINERS & PAPER--2.9%
                                             Sonoco Products Co.                              287,900           6,351,794
                                             --------------------------------------------------------------------------------

    DIVERSIFIED MANUFACTURING--1.5%
                                             Minnesota Mining & Manufacturing Co.              37,800           3,241,350
                                             --------------------------------------------------------------------------------

    ELECTRICAL PRODUCTS--3.8%
                                             Emerson Electric Co.                              97,900           5,776,100
                                             Thomas & Betts Corp.                              88,800           2,519,700
                                             --------------------------------------------------------------------------------
                                                                                                                8,295,800

    MACHINERY/COMPONENTS--2.1%
                                             Pitney Bowes, Inc.                               106,400           4,628,400
                                             --------------------------------------------------------------------------------

    OFFICE EQUIPMENT/ SUPPLIES--1.8%
                                             Xerox Corp.                                      141,000           3,824,625
                                             --------------------------------------------------------------------------------

    SPECIALTY CHEMICALS--2.0%
                                             Air Products & Chemicals, Inc.                   121,600           4,210,400
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--5.7%
    COMPUTER SOFTWARE--1.5%
                                             Computer Associates International, Inc.           62,000           3,193,000
                                             --------------------------------------------------------------------------------

    DIVERSE ELECTRONIC PRODUCTS--3.1%
                                             Diebold, Inc.                                    223,000           6,759,688
                                             --------------------------------------------------------------------------------

    MILITARY ELECTRONICS--1.1%
                                             Raytheon Co. "B"                                 100,000           2,343,750
                                             --------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                          NUMBER OF SHARES      VALUE

    CONSTRUCTION--0.8%
    FOREST PRODUCTS
                                             Louisiana-Pacific Corp.                          150,000        $  1,687,500
                                             --------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.0%
    AIR FREIGHT--0.7%
                                             FedEx Corp.*                                      45,000           1,591,876
                                             --------------------------------------------------------------------------------

    RAILROADS--1.3%
                                             Burlington Northern Santa Fe Corp.                50,000           1,181,250
                                             CSX Corp.                                         72,700           1,581,225
                                             --------------------------------------------------------------------------------
                                                                                                                2,762,475
                                             --------------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $228,726,339)                                              206,094,079
                                             --------------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $238,773,339)(b)                                          $216,141,079
                                             --------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*  Non-income producing.

(a) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(b) The cost for federal income tax purposes was $238,773,339. At May 31, 2000, the net unrealized depreciation for all securities based on tax cost was $22,632,261. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $8,701,323 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $31,333,584.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of May 31, 2000 (UNAUDITED)

ASSETS
Investments, at value (cost $238,773,339)                       $216,141,079
----------------------------------------------------------------------------
Cash                                                                     261
----------------------------------------------------------------------------
Receivable for investments sold                                      476,515
----------------------------------------------------------------------------
Dividend receivable                                                  832,970
----------------------------------------------------------------------------
Interest receivable                                                    1,778
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      443,392
----------------------------------------------------------------------------
Foreign taxes recoverable                                              6,966
----------------------------------------------------------------------------
TOTAL ASSETS                                                     217,902,961
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  3,730,955
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     546,914
----------------------------------------------------------------------------
Accrued management fee                                               132,696
----------------------------------------------------------------------------
Other accrued expenses                                               305,217
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  4,715,782
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $213,187,179
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                             $    570,618
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                     (22,632,262)
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (19,126,030)
----------------------------------------------------------------------------
Paid-in-capital                                                  254,374,853
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $213,187,179
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($125,365,762 / 7,339,636 shares of capital stock
  outstanding,
  $.01 par value, 320,000,000 shares authorized)                      $17.08
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $17.08)              $18.12
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($74,648,119 /
  4,380,990 shares of capital stock outstanding, $.01 par
  value, 320,000,000 shares authorized)                               $17.04
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($13,173,298 /
  771,824 shares of capital stock outstanding, $.01 par
  value, 80,000,000 shares authorized)                                $17.07
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2000 (UNAUDITED)

INVESTMENT INCOME
----------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $15,184)            $  3,596,947
----------------------------------------------------------------------------
Interest                                                             317,500
----------------------------------------------------------------------------
Total income                                                       3,914,447
----------------------------------------------------------------------------
Expenses:
Management fee                                                       869,602
----------------------------------------------------------------------------
Services to shareholders                                             526,350
----------------------------------------------------------------------------
Custodian fees                                                           796
----------------------------------------------------------------------------
Distribution services fees                                           358,622
----------------------------------------------------------------------------
Administrative services fees                                         291,291
----------------------------------------------------------------------------
Auditing                                                              13,176
----------------------------------------------------------------------------
Legal                                                                  3,477
----------------------------------------------------------------------------
Trustees' fees and expenses                                           11,267
----------------------------------------------------------------------------
Reports to shareholders                                               97,306
----------------------------------------------------------------------------
Registration fees                                                     34,868
----------------------------------------------------------------------------
Total expenses, before expense reductions                          2,206,755
----------------------------------------------------------------------------
Expense reductions                                                    (8,525)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           2,198,230
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                       1,716,217
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
----------------------------------------------------------------------------
Net realized gain (loss) from investment transactions            (19,165,825)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                     1,485,067
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (17,680,758)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(15,964,541)
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 (UNAUDITED)
                                                                 SIX MONTHS         YEAR ENDED
                                                                ENDED MAY 31        NOVEMBER 30
                                                                -------------      -------------
                                                                    2000               1999
INCREASE (DECREASE) IN NET ASSETS
------------------------------------------------------------------------------------------------
Operations:
Net investment gain (loss)                                      $   1,716,217      $   3,482,651
------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               (19,165,825)        33,786,921
------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      1,485,067        (58,042,329)
------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                        (15,964,541)       (20,772,757)
------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A                                                        (1,533,966)        (2,360,617)
------------------------------------------------------------------------------------------------
    Class B                                                          (622,615)          (609,901)
------------------------------------------------------------------------------------------------
    Class C                                                           (93,325)           (65,989)
------------------------------------------------------------------------------------------------
                                                                   (2,249,906)        (3,036,507)
------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
    Class A                                                       (15,253,413)       (11,045,046)
------------------------------------------------------------------------------------------------
    Class B                                                        (9,611,802)        (8,696,036)
------------------------------------------------------------------------------------------------
    Class C                                                        (1,578,185)        (1,068,004)
------------------------------------------------------------------------------------------------
                                                                  (26,443,400)       (20,809,086)
------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          76,048,177        203,332,721
------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      26,681,033         22,138,346
------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (145,240,626)      (144,209,275)
------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                      (42,511,416)        81,261,792
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (87,169,263)        36,643,442
------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 300,356,442        263,713,000
------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $570,618 and $1,104,307, respectively)     $ 213,187,179      $ 300,356,442
------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                CLASS A
                                                                                                          FOR THE PERIOD
                                            SIX MONTHS                      FOR THE                          FROM
                                             ENDED          YEAR ENDED       ELEVEN         YEAR ENDED    SEPTEMBER 11, 1995
                                            MAY 31,        NOVEMBER 30,     MONTHS ENDED   DECEMBER 31,   (COMMENCEMENT OF
                                              2000        ---------------   NOVEMBER 30,   ------------   OPERATIONS) TO
                                            (UNAUDITED)    1999     1998      1997           1996         DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $19.75       22.90    21.13      16.93          16.20             12.18
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     .15(a)      .34(a)   .28        .23            .23               .26
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                         (.83)      (1.40)    3.48       4.25           2.07              5.05
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (.68)      (1.06)    3.76       4.48           2.30              5.31
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                           (.19)       (.31)    (.27)      (.20)          (.22)             (.24)
----------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                   (1.80)      (1.78)   (1.72)      (.08)         (1.35)            (1.05)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                            (1.99)      (2.09)   (1.99)      (.28)         (1.57)            (1.29)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $17.08       19.75    22.90      21.13          16.93             16.20
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                         (2.95)**    (5.06)   19.51      26.58**        14.42             44.57**
----------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)           125         173      152        101             47                19
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                                  1.49*       1.41     1.37       1.35*          1.25              1.66*
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                                  1.49*       1.40     1.37       1.35*          1.23              1.25*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       1.88*       1.53     1.36       1.47*          1.56              1.85*
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       41*         88       64         77*            95                30*
----------------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                                                                         FOR THE PERIOD
                                            SIX MONTHS                     FOR THE                          FROM
                                             ENDED         YEARS ENDED      ELEVEN         YEAR ENDED    SEPTEMBER 11, 1995
                                            MAY 31,        NOVEMBER 30,    MONTHS ENDED   DECEMBER 31,   (COMMENCEMENT OF
                                              2000        --------------   NOVEMBER 30,   ------------   OPERATIONS) TO
                                            (UNAUDITED)    1999    1998      1997           1996         DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $19.68       22.82   21.08      16.92          16.20             15.26
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                     .07(a)      .14(a)  .08        .08            .11               .07
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                         (.79)      (1.38)   3.46       4.22           2.07              1.85
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                (.72)      (1.24)   3.54       4.30           2.18              1.92
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                           (.12)       (.12)   (.08)      (.06)          (.11)             (.07)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                   (1.80)      (1.78)  (1.72)      (.08)         (1.35)             (.91)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                            (1.92)      (1.90)  (1.80)      (.14)         (1.46)             (.98)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $17.04       19.68   22.82      21.08          16.92             16.20
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                         (3.22)**    (5.90)  18.32      25.44**        13.61             12.83**
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)            75         109     100         71             29                 6
---------------------------------------------------------------------------------------------------------------------------
Ratio to expenses, before expense
reductions (%)                                  2.47*       2.29    2.31       2.26*          2.34              2.36*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                                  2.47*       2.29    2.31       2.26*          2.11              2.00*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        .88*        .64     .42        .56*           .68               .88*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                       41*         88      64         77*            95                30*
---------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS C
                                                                                                         FOR THE PERIOD
                                            SIX MONTHS                     FOR THE                          FROM
                                              ENDED         YEAR ENDED      ELEVEN         YEAR ENDED    SEPTEMBER 11, 1995
                                             MAY 31,       NOVEMBER 30,    MONTHS ENDED   DECEMBER 31,   (COMMENCEMENT OF
                                              2000        --------------   NOVEMBER 30,   ------------   OPERATIONS) TO
                                            (UNAUDITED)    1999    1998      1997           1996         DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period           $19.68      22.82   21.06      16.90          16.20             15.26
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                      .08(a)     .12(a)  .05        .06            .11               .08
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                          (.78)     (1.39)   3.47       4.20           2.05              1.85
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                 (.70)     (1.27)   3.52       4.26           2.16              1.93
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                            (.11)      (.09)   (.04)      (.02)          (.11)             (.08)
---------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                    (1.80)     (1.78)  (1.72)      (.08)         (1.35)             (.91)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                             (1.91)     (1.87)  (1.76)      (.10)         (1.46)             (.99)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $17.07      19.68   22.82      21.06          16.90             16.20
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                          (3.11)**   (6.01)  18.25      25.26**        13.51           12.85**
---------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)             13         18      12          6              2                .2
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                                   2.35*      2.36    2.40       2.47*          2.80              2.31*
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                                   2.35*      2.35    2.40       2.47*          2.12              1.95*
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)        1.00*       .58     .33        .35*           .67               .93*
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                        41*        88      64         77*            95                30*
---------------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of sales charge.

(c) Total return would have been lower had certain expenses not been waived.

 * Annualized.

** Not Annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Contrarian Fund (the "Fund") is a
                             diversified series of Kemper Value Series (the
                             "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end diversified management investment company organized as a Maryland
                             Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I (none sold through November 30, 1999) shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities, which are traded on U.S. or foreign stock exchanges, are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bids and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities that are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bids and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of

NOTES TO FINANCIAL STATEMENTS

                             which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain
                             (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the six months ended May 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                             $  46,717,602

                             Proceeds from sales                     103,414,839

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $869,602 for the six months ended May 31, 2000.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended May 31, 2000 are $12,367.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended May 31, 2000 are $621,714.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six month ended May 31, 2000 are $291,291 of which $83,684 is unpaid. Additionally, $116 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services of $449,511 for the six months ended May 31, 2000 of which $68,172 is unpaid.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or trustees of Scudder Kemper. For the six months ended May 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $11,267 to independent trustees.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                     MAY 31, 2000                  NOVEMBER 30,
                                                                     (UNAUDITED)                       1999
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                3,540,693    $ 57,190,406     5,569,903    $121,635,216
                                       -------------------------------------------------------------------------------
                                        Class B                  765,119      12,700,638     2,791,163      61,362,998
                                       -------------------------------------------------------------------------------
                                        Class C                  302,356       4,873,033       650,660      14,207,828
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  968,712      15,835,802       629,616      13,208,339
                                       -------------------------------------------------------------------------------
                                        Class B                  583,374       9,525,921       386,426       8,072,545
                                       -------------------------------------------------------------------------------
                                        Class C                   80,744       1,319,310        41,068         857,462
                                        SHARES REDEEMED
                                        Class A               (6,024,123)    (96,336,450)   (4,321,345)    (94,440,024)
                                       -------------------------------------------------------------------------------
                                        Class B               (2,437,769)    (39,340,934)   (1,723,955)    (36,790,233)
                                       -------------------------------------------------------------------------------
                                        Class C                 (518,920)     (8,279,142)     (322,175)     (6,852,339)
                                        CONVERSION OF SHARES
                                        Class A                   77,898    $  1,284,100       276,903       6,126,679
                                       -------------------------------------------------------------------------------
                                        Class B                  (78,041)     (1,284,100)     (277,683)     (6,126,679)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS          $(42,511,416)                 $ 81,261,792
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2000, the Fund's custodian and transfer agent fees were reduced by $796 and $7,729, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    THOMAS F. SASSI
Director                          President                         Vice President
JAMES R. EDGAR                    PHILIP J. COLLORA                 WILLIAM F. TRUSCOTT
Director                          Vice President and                Vice President
                                  Secretary
ARTHUR R. GOTTSCHALK                                                LINDA J. WONDRACK
Director                          JAMES M. EYSENBACH                Vice President
                                  Vice President
FREDERICK T. KELSEY                                                 MAUREEN E. KANE
Director                          JOHN R. HEBBLE                    Assistant Secretary
                                  Treasurer
THOMAS W. LITTAUER                                                  CAROLINE PEARSON
Director and Vice President       ANN M. MCCREARY                   Assistant Secretary
                                  Vice President
FRED B. RENWICK                                                     BRENDA LYONS
Director                          KATHRYN L. QUIRK                  Assistant Treasurer
                                  Vice President
JOHN G. WEITHERS
Director                          LOIS R. ROMAN
                                  Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN                             STATE STREET BANK & TRUST CO.
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



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Long-term investing in a short-term world(SM)

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KCF - 3 (7/25/00) 1116560
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)